Exhibit 99.1

NAREIT REITWORLD | NOVEMBER 7 - 9, 2018

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve uncertainties that could significantly affect the financial results of MAA. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which are not historical in nature. In this presentation, forward-looking statements include, but are not limited to, statements about forecasted operating results, the outlook for new supply, expected benefits and synergies from the merger with Post Properties, Inc. and the timing of those benefits and synergies, anticipated occupancy rates, the anticipated value of current development projects and lease-up communities, estimated costs of property development, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA’s future development projects, the anticipated stabilization of communities in lease-up, the anticipated scope of MAA’s future redevelopment activities and projected redevelopment costs and incremental rent growth, and other information that is not historical. All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although MAA believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure as a multifamily-focused REIT to risks inherent in investments in a single industry and sector; adverse changes in real estate markets; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed, if at all, within budget and on a timely basis or to lease-up as anticipated; unexpected capital needs; changes in operating costs, including real estate taxes, utilities and insurance costs; losses from catastrophes in excess of our insurance coverage; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions; inability to attract and retain qualified personnel; cyberliability or potential liability for breaches of our privacy or information security systems; adverse legislative or regulatory tax changes; adverse legal proceedings; compliance costs associated with laws requiring access for disabled persons; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading “Risk Factors” in MAA’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. MAA undertakes no duty to update any forward-looking statements appearing in this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. MAA’s definitions of these non-GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the “Financial Results” navigation tab on the “For Investors” page of MAA’s website at www.maac.com. 2 MAA has an effective registration statement (including a prospectus) with the SEC relating to offerings of its securities. Before you invest in any offering, you should read the prospectus in that registration statement and other documents MAA has filed with the SEC for more complete information. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, MAA will arrange to send such information if you request it by contacting Investor Relations at investor.relations@maac.com or (866) 576-9689.

A STRATEGY FOCUSED ON CREATING VALUE THROUGH THE FULL MARKET CYCLE FOCUSED ON HIGH - GROWTH REGION OF THE U.S. MAA focuses exclusively on the high - growth Southeast, Southwest and Mid - Atlantic regions; high household formation driving consistently strong demand UNIQUELY DIVERSIFIED AND BALANCED EARNINGS STREAM WITH HIGH - RECURRING ATTRIBUTES MAA has broad diversification and balance across the region, appealing to the largest segment of the rental market PLATFORM ADVANTAGES TO OPPORTUNISTICALLY DEPLOY CAPITAL AND CREATE VALUE MAA’s exclusive focus on region for over 24 years, superior track record of closing performance and strong balance sheet drive robust deal flow and opportunities PLATFORM ADVANTAGES TO DRIVE VALUE THROUGH OPERATIONS MAA is the largest owner/operator of apartments across the United States 1 …drives superior cost efficiencies and higher operating margins STRONG BALANCE SHEET TO SUPPORT COVERAGE RATIOS THROUGH THE CYCLE AND OPPORTUNISTIC NEW GROWTH MAA maintains a strong investment grade balance sheet and a dividend payout ratio superior to the sector average 2 1 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U. S. based on number of apartment units owned and operated 2 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR Value Creation • Long - term earnings growth superior to the performance implied in market cap rates • Superior balance sheet and execution capabilities support value creation at initial capital deployment • Lower volatility over cycle with enhanced ability to compound value through the cycle 3

FOCUS ON HIGH GROWTH REGION OF THE U.S. 64% SECTOR 39% SECTOR 4% MAA 0% MAA • Superior JOB GROWTH VS. NATIONAL AVERAGES • Favorable MIGRATION TRENDS and HOUSEHOLD FORMATIONS • FAVORABLE TAX ENVIRONMENT attracts employers and drives job growth • BUSINESS - FRIENDLY infrastructure attracts employers • MAA is the LARGEST OWNER - OPERATOR of apartment homes across the U.S. 2 ; MAA Differentiated Approach Within the Apartment Sector % PUBLIC APARTMENT REIT SECTOR NOI FROM 10 GATEWAY MARKETS 1 % PUBLIC APARTMENT REIT SECTOR NOI FROM CALIFORNIA 1 1 Green Street Advisors, Residential Sector Update, August 23, 2018 2 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U.S. based on number of apartment units owned and operated 4

ACTIVE MARKET DIVERSIFICATION AND SUBMARKET BALANCE ACROSS THE HIGH GROWTH REGION TOP 20 MARKETS 1 % OF Q3 2018 NOI 2 Atlanta, GA 13.5% Dallas, TX 9.4% Charlotte, NC 7.1% Washington, DC 6.8% Tampa, FL 6.6% Austin, TX 5.8% Orlando, FL 5.7% Raleigh/Durham, NC 4.5% Nashville, TN 4.2% Houston, TX 4.1% Fort Worth , TX 4.0% Jacksonville, FL 3.6% Charleston, SC 2.9% Phoenix, AZ 2.6% Savannah, GA 2.2% Richmond, VA 1.8% Greenville, SC 1.3% Birmingham, AL 1.3% San Antonio, TX 1.2% Kansas City, MO - KS 0.7% Total 89.3% Multifamily Markets Regional Office Corporate Office 49% 51% DIVERSIFIED IN PRICE POINTS 1,3 A to A+ B to B+ 50% 22% 19% 9% DIVERSIFIED IN SUBMARKETS 1 Inner Loop Suburban Satellite City Downtown/CBD Source: Company and Company 3Q 2018 Earnings Release Supplemental furnished with the SEC 1 Based on 9/30/2018 total multifamily portfolio gross asset value 2 Same Store NOI 3 Average effective rent/unit for 9/30/2018 of higher than $1,275 for A to A+ and $1,275 or lower for B to B+ for total multifa mi ly portfolio 5

0.9% 12.5% 44.0% 28.9% 9.4% 0.5% 3.7% 0.1% 0.0% 4.4% 15.8% 23.7% 20.9% 13.8% 7.6% 5.6% 4.6% 3.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Spread of Rents in MAA Portfolio Spread of Rents Paid by Apartment Renters • Provides downside protection • Helps mitigate new supply pressures over cycle RESIDENT DEMOGRAPHICS: SURVEYED MONTHLY RENT RATE Source: 2017 NMHC/Kingsley Renter Preferences Report (based on 258,941 resident responses) PORTFOLIO BALANCED TO SERVE THE LARGEST SEGMENTS OF THE APARTMEN T RENTAL MARKET… BETTER FULL CYCLE PERFORMANCE 6

Elevated Steady Improving Charleston Fort Worth Jacksonville Orlando Phoenix Raleigh Tampa Atlanta Dallas Houston Nashville Austin Charlotte Washington D.C. Third party data suggests that the supply outlook for our markets will show modest improvement with market level supply expected to decline slightly from deliveries in 2018 Our internal budgeting process takes this data and further identifies the new supply expected to most impact our properties, i.e. identify supply within a certain radius of our properties as opposed to market level or submarket level supply While the more targeted supply picture varies from the market level supply in some metros, overall we similarly expect some decline in supply for our portfolio as compared to 2018 Assuming the demand outlook (job growth) stays similar to what we have seen in 2018, we think this suggests some improvement in revenue fundamentals in 2019 as compared to 2018 2019 SUPPLY OUTLOOK 7 Current 2019 Targeted Supply Outlook MAA Portfolio Source: Axiometrics , Internal data

AVERAGE DAILY OCCUPANCY SEPTEMBER YTD OCTOBER 2018 96.1% 96.1% 2017 96.0% 95.9% SAME STORE LEASING UPDATE – AS OF OCTOBER 31, 2018 LEASE OVER LEASE PRICING LEGACY POST SAME STORE BLENDED LEASE OVER LEASE PRICING (2018 VS. 2017) BLENDED LEASE OVER LEASE PRICING (2018 VS. 2017) FORECAST FOR THE REMAINDER OF Q4 IS 96.0% OCCUPANCY 8 1.0% 2.5% 2.1% 1.5% - 0.9% 0.4% 1.6% 0.9% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Q1 Q2 Q3 October 2018 2017 - 0.2% - 1.5% 5.8% 6.2% 2.8% 2.3% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Sep '18 YTD Oct '18 New Lease Renewal Blended 2.8% 2.3% 2.1% 1.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Sep '18 YTD Oct '18 2018 2017

DEVELOPMENT PIPELINE AND LEASE-UPS POISED TO DELIVER VALUE

- Established history and success of disciplined capital deployment will govern growth through new development
- Manage the design and investment from an owner-operator perspective; optimize long-term margins

6.3%
AVERAGE EXPECTED STABILIZED NOI YIELD

$9.0M - $10.0M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE DEVELOPMENTS At 9/30/2018

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	INITIAL DELIVERY	EXPECTED STABILIZATION
1201 Midtown II	Charleston, SC	140	$ 29.5	3Q 2018	3Q 2019
Post Parkside at Wade III	Raleigh, NC	150	$ 25.0	3Q 2019	1Q 2020
Post Sierra at Frisco Bridges II	Dallas, TX	348	$ 69.0	2Q 2020	3Q 2021
Sync 36 II	Denver, CO	79	$ 24.5	4Q 2019	1Q 2020
TOTAL ACTIVE DEVELOPMENTS		717	$ 148.0		

6.2%
AVERAGE BLENDED STABILIZED NOI YIELD

$25M - $26M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE LEASE-UPS At 9/30/2018

PROPERTY	MSA	TOTAL UNITS	TOTAL COST (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION
The Denton II	Kansas City, MO	154	$ 25.4	90.9%	4Q 2018
Post Midtown	Atlanta, GA	332	$ 91.1	91.0%	4Q 2018
Sync 36 I	Denver, CO	374	$ 104.5	79.7%	1Q 2019
Post River North	Denver, CO	359	$ 88.2	72.4%	2Q 2019
Post Centennial Park	Atlanta, GA	438	$ 96.3	24.9%	4Q 2019
TOTAL ACTIVE LEASE-UPS		1,657	$ 405.5	66.9%	

Source: Company 3Q 2018 Earnings Release Supplemental furnished with the SEC

MAA

9

2012 2013 2014 2015 2016 2017 2018F MAA Peer Group MAA: 2.4% 2012 - 2018F Expense CAGR PEER GROUP 1 : 3.1% 2012 - 2018F Expense CAGR MAA’s established expense management practice stands out among peers OPERATIONAL ADVANTAGES DRIVE VALUE 1. Unique shop stocking program drives down maintenance and turn costs 2. Proactive utility monitoring and management program 3. Proactive lease expiration management and inventory readiness practices 4. Superior use of technology to efficiently drive qualified leasing traffic; high capture rate 5. Enhanced scale, size and efficiencies in procurement of third party products and services associated with property operations Source: Company reports 1 Peer Group defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013), BRE (through 2013) PROPERTY OPERATING EXPENSES Reported Same Store 70bps annual expense savings in CAGR over 6 year period expected to create an estimated $84M of value at 5.6% cap rate 10

OPERATIONAL STRENGTH

Same Store NOI Margin Improvement

- MAA platform capabilities applied to CLP and PPS portfolios drive meaningful margin expansion
- PPS margin improvement to date has been expense driven; opportunities associated with revenue management practices and additional expense synergy protocols to be captured:
    - In-house turns
    - Maintenance supply inventory program
    - Significant unit interior redevelopment

MAA NOI Margin[1]



63.0%
62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
57.9%
58.8%
58.5%
59.8%
60.5%
61.6%
62.3%
62.8%
62.8%
2010
2011
2012
2013
2014
2015
2016
2017
2018F

CLP NOI Margin[2]



64.0%
63.0%
62.0%
61.0%
60.0%
59.0%
58.0%
60.2%
63.1%
2013 Actual
2017 Actual

PPS NOI Margin[3]



67.0%
66.0%
65.0%
64.0%
63.0%
62.0%
61.0%
60.0%
62.3%
63.3%
65.8%
2016 Actual[4]
9/30/2018 YTD
Full Synergy Capture [5]

Scale of operations supports investments in technology and programs superior to those used by smaller, less sophisticated third party managers that are more prevalent in our markets

[1] Same Store Portfolio
[2] Legacy Colonial Same Store Portfolio as defined in previous Company filings
[3] Post Adjusted Same Store Portfolio as defined in previous Company filings
[4] Includes adjustment to normalize real estate taxes
[5] Estimated NOI margin after capturing all "NOI Margin" and "Redevelopment Pipeline" opportunities discussed on slide 14

MAA 11

OPERATING PLATFORM: REDEVELOPMENT = STRONG VALUE CREATION Over 28,000 units redeveloped during past 5 years Redevelopments are performed on turn at select communities, minimizing down time and allowing us to evaluate the effectiveness of the program for real - time improvements Standard program includes kitchen and bath upgrades • Stainless appliances • Counter top replacement • U pdated cabinetry • Plumbing and light fixture updates • Flooring Approximately 20,000 units (including legacy PPS portfolio) identified for redevelopment across same store portfolio with potential to create additional value. SCOPE OPPORTUNITY Before After Highlands of West Village, Atlanta, GA 2017A 2018F 2019F Production 8,375 7,500 - 8,500 7,500 - 8,500 Average Per Unit Cost $5,463 $6,000 - $6,500 $7,000 - $7,500 Average Rent Increase 8.8% 9.0% - 10.0% 9.0% - 10.0% RESULTS 12

OPERATING PLATFORM: FUTURE OPPORTUNITY TO CAPTURE Robust Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Remaining Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.6% Cap Rate Net Value Creation $26.1M $466.1M $343.1M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 4,294 6,037 9,662 19,993 Capital $19.4M $27.2M $76.4M $123.0M Incremental Revenue $4.0M $5.6M $16.5M $26.1M Top 10 2018 Markets For Redevelopment Atlanta, GA 1,602 units Charlotte, NC 787 units Dallas, TX 770 units Tampa, FL 670 units Orlando, FL 394 units Charleston, SC 366 units Raleigh/Durham, NC 365 units Washington, DC 342 units Nashville, TN 322 units Phoenix, AZ 249 units 20K units of opportunity < 350 Redeveloped Units +350 Redeveloped Units 13

SYNERGY AND NOI UPSIDE OPPORTUNITY FFO COMMENTS IDENTIFIED   AT MERGER IMPACT IN 2018 TOTAL SYNERGY OPPORTUNITY NOI Margin $13 - $15 million $ 8 - $ 9 million $ 1 3 - $15 million Expense synergies captured in 2017 - 2018; revenue opportunities in 2018 and beyond Stabilize PPS Development Pipeline $15 - $18 million $ 7 - $ 8 million $ 1 6 - $ 1 9 million 1 deal stabilized in 2017; 3 in 2018; 2 in 2019 at slightly higher yields than originally anticipated Redevelopment Pipeline $10 - $12 million $4 - $6 million $14 - $16 million 13k units of PPS portfolio with opportunity, up from original projection of 10k units Overhead Synergies $20 million $20 million $20 million 2018 Guidance includes f ull capture of synergies ; based on 2016 stand alone MAA and PPS gross overhead budgets of $100.6M combined, grown at 5% annually (below sector average of 6%) Strengthened Balance Sheet $3.5 - $5.5 million $ 3.5 - $ 4 .5 million $3.5 - $5.5 million Expect 20 - 30bps narrowing spreads from pre - merger coupon rates; 2017 bond transaction supports this Total Opportunity $61.5 - $70.5 million $ 4 2.5 - $ 47.5 million $ 6 6 .5 - $ 7 5 .5 million 1 Value is NOI divided by 5.6% implied cap rate as defined for MAA by Green Street Advisors, Apartment Sector Update, 8/23/2018 Value creation from NOI margin, Redevelopment Pipeline, Overhead Synergies, and Strengthened Balance Sheet nearly $800 million 1 in value expected net of transaction costs Long - term FFO Opportunity Exceeds Original Expectations $66.5 - $75.5 million in 2019 and beyond PPS MERGER STRENGTHENS PLATFORM AND PROVIDES COMPELLING VALUE 14

CREDIT METRICS AT 9/30/2018 MAA SECTOR AVG 3 Total debt / total assets 1 32.5% 32.7% Total secured debt / total assets 1 6.6% 9.1% Unencumbered NOI / total NOI 85.3% 80.7% Net d ebt / recurring adjusted EBITDA re 2 4.98x 5.09x Consolidated income available for debt service to total annual debt service charge 1,2 5.13x 5.12x 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% DEBT MATURITY PROFILE ($ IN MILLIONS ) AT 9/30/2018 1 MAA calculations as specifically defined in Mid - America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data from 3Q 2018 Company filings. % MATURING 2% 12% 15% 8% 15% 48% $80 $568 $310 $346 $664 $2,166 $370 2018 2019 2020 2021 2022 2023+ Debt* Unsecured credit facility *Debt excluding unsecured credit facility. Weighted Average Interest Rate 3.7% Weighted Average Maturity 4.6 years ENHANCED INVESTMENT GRADE BALANCE SHEET AND MANAGEABLE DEBT MATURITY PROFILE 15

SOLID INVESTMENT GRADE BALANCE SHEET DEBT SUMMARY ($ IN MILLIONS) AT 9/30/2018 Unsecured Bonds $2,614 58.0% Unsecured Term Loans 599 13.3% Unsecured Credit Facility 370 8.2% Total Unsecured Debt $3,583 79.5% Total Secured Debt $921 20.5% TOTAL DEBT $4,504 Note : Total Enterprise Value equals common shares and units outstanding multiplied by the closing stock price on 9 / 28 / 2018 plus preferred shares outstanding at the $ 50 per share redemption price, plus total debt outstanding . Secured Debt 5.6% Unsecured Debt 21.9% Preferred Equity 0.3% Common Equity 72.2% $11.8B Common Equity $4.5B Total Debt DEBT/TOTAL ENTERPRISE VALUE: 27.5% $0.04B Preferred Equity CREDIT RATINGS Standard & Poor’s Rating Services BBB+ OUTLOOK STABLE Moody’s Investors Service Baa1 OUTLOOK STABLE Fitch Ratings BBB+ OUTLOOK STABLE 16

$2.46 $2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 $3.69 82.3% 79.9% 79.6% 76.1% 66.7% 74.3% 66.7% 62.0% 66.1% 65.7% 67.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F Dividends AFFO Payout Ratio SOURCE: S&P Global; KeyBanc , The Leaderboard, 10/26/2018; Company 1 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR 2 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by actual or estimated annual AFFO per Share diluted ANNUAL COMPOUNDED TOTAL SHAREHOLDER RETURN At September 30, 2018 3 YR 5 YR 10 YR 15 YR 20 YR MAA 10.8% 14.2% 12.1% 13.5% 13.5% SECTOR AVG 1 7.9% 13.0% 10.5% 11.4% 12.4% MAA DIVIDENDS AND AFFO PAYOUT RATIO 2 2008 - 2018F Consistent, Long - Term Outperformance 17 DIFFERENTIATED STRATEGY AND SUPERIOR EXECUTION DRIVES LONG - TERM VALUE CREATION 72.3% Sector Average 1

2019 FFO CONSIDERATIONS Our current 2018 FFO guidance includes several non - core or non - recurring items, detailed below: • Debt mark to market credit adjustment of $9.5M to $10.5M (credit to FFO) • Life insurance settlement of $4.4M (credit to FFO) • Land sale gains of $3.9M (credit to FFO) • Debt extinguishment gains of $2.4M related to expected debt payoffs (credit to FFO) • Merger/integration costs of $8.5M to $10M (debit to FFO) • Total FFO impact in 2018 of $11.5 million at the midpoint; or approximately $0.10 per share Also, in our Q3 earnings release, we reduced our acquisition guidance from $325 million at the midpoint to $104.5 million. While this change has a minimal impact on 2018 FFO, it does impact our 2019 FFO expectations. Currently, for 2019 FFO, we expect: • Debt mark to market adjustment of $300k (credit to FFO ); and essentially $0 beyond 2019. While it is non - cash, the reduction in this mark to market credit adjustment from 2018 to 2019 will add approximately 20bps to our 2019 effective interest rate • Minimal activity in any of the other non - core items mentioned above that are impacting 2018 FFO • Normalizing year over year expense growth as the comparative benefit of Post expense synergies diminishes, and our expectatio n of continued upward pressure on labor costs will impact personnel and upward pressure on property values will impact real est ate taxes • Normalizing overhead costs (G&A and property management) – 2018 overhead reflected some non - recurring items that benefited 2018 expense as well as some open positions that are expected to be fully staffed now that the integration is complete • Our updated overhead guidance for 2018 is $7 million lower than our original guidance, which was already inclusive of capturi ng $20 million of merger overhead synergies • 2019 overhead to reflect more of a normal increase off of original 2018 expectations 18

CONTINUING AND ENHANCED FOCUS ON ESG

Our long-term commitment to sustainability and responsibly managing our relationships is an essential part of how we provide exceptional service and value for our stakeholders. We are dedicated to continuous progress and have established a sustainability council focused on tracking and enhancing our environmental, social and governance efforts.

ENVIRONMENTAL STEWARDSHIP

CONSERVING RESOURCES

- Low-flow plumbing fixtures
- Irrigation efficiencies, rainwater harvesting, reclaimed water and well water usage
- Community landscaping to minimize turf and include drought tolerant plant material

REDUCING WASTE

- On-site trash recycling options for residents
- Online leasing and communication tools
- Vendor partnerships to recycle carpet and other flooring materials; use of carpets made with recycled content

INCREASING EFFICIENCY

- Reduced watt, high performance lighting fixtures in community breezeways and common areas (LED, fluorescent, and induction lighting)
- Energy Star rated appliances

SOCIAL RESPONSIBILITY

EMPOWERING ASSOCIATES

- Competitive compensation and benefits packages, recognition programs, and growth opportunities
- Ongoing training
- The latest technology and proven systems
- Associate engagement including internal communications, reviews and surveys

CARING FOR RESIDENTS

- STAR Service Program and routine resident surveys
- Online resident portal for ease of transactions, service request submission and communication
- Property amenities to promote healthy lifestyles

REACHING THE COMMUNITY

- Corporate charity, Open Arms Foundation, provides temporary housing to families who must travel for medical treatment. Over 2,600 families helped to date.

CORPORATE GOVERNANCE

BUILDING CONFIDENCE

- Corporate Governance Guidelines encompassing board and committee structure, director and executive officer standards and stock ownership requirements
- Code of conduct and ethical standards applying to all MAA associates and directors
- Governance practices overseeing policies and standards related to shareholder rights and proxy access
- Performance-based, equity compensation aligning executive goals with the long-term best interests of our shareholders
- Transparency and accountability of financial reporting, auditing and internal controls through risk oversight and anonymous submission platform
- Strong governance ratings from Green Street Advisors and Institutional Shareholder Services

MAA

19

• Focused on driving growing cash flow with lower levels of volatility through the cycle • Balanced capital allocation across the high - growth Southeast, Southwest and Mid - Atlantic regions • Largest owner/operator focused on high - growth Southeast, Southwest and Mid - Atlantic regions; competitive advantages support long - term outperformance and superior value creation • Enhanced development capability to support strategic capital recycling and value growth opportunity • Meaningful value opportunity to capture from synergies and NOI lift from Post Properties merger • Enhanced investment grade balance sheet well positioned for future opportunities and potential downside pressures; strong dividend coverage • Attractive and compelling value opportunity within the apartment REIT sector; long - term track record and enhanced platform support multiple pricing at or better than sector average SUMMARY 20 Acklen West End Nashville, TN Post Midtown Atlanta, GA 1201 Midtown Charleston, SC Post Afton Oaks Houston, TX The Denton II Kansas City, MO - KS Residences at Fountainhead Phoenix, AZ

21 AT SEPTEMBER 30, 2018 APPENDIX • Reconciliation of Non - GAAP Financial Measures • Definitions of Non - GAAP Financial Measures and Other Key Terms

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 22 RECONCILIATION OF FFO, AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Amounts in thousands, except per share and unit data Three months ended September 30, Nine months ended September 30, 2018 2017 2018 2017 Net income available for MAA common shareholders $ 51,869 $ 113,787 $ 158,851 $ 202,163 Depreciation and amortization of real estate assets 123,230 116,882 364,541 371,194 Loss (gain) on sale of depreciable real estate assets 23 (58,844) 21 (59,045) Depreciation and amortization of real estate assets of real estate joint venture 154 148 443 449 Net income attributable to noncontrolling interests 1,913 4,249 5,888 7,600 Funds from operations attributable to the Company 177,189 176,222 529,744 522,361 Recurring capital expenditures (22,658) (19,847) (58,217) (53,168) Adjusted funds from operations 154,531 156,375 471,527 469,193 Redevelopment and revenue enhancing capital expenditures (25,964) (25,047) (67,583) (60,256) Other capital expenditures (4,617) (4,403) (24,129) (12,470) Funds available for distribution $ 123,950 $ 126,925 $ 379,815 $ 396,467 Dividends and distributions paid $ 108,592 $ 102,506 $ 326,120 $ 307,440 Weighted average common shares - diluted 113,910 113,653 113,821 113,662 FFO weighted average common shares and units - diluted 117,970 117,857 117,939 117,833 Earnings per common share - diluted: Net income available for common shareholders $ 0.46 $ 1.00 $ 1.40 $ 1.78 Funds from operations per Share - diluted $ 1.50 $ 1.50 $ 4.49 $ 4.43 Adjusted funds from operations per Share - diluted $ 1.31 $ 1.33 $ 4.00 $ 3.98

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS

Dollars in thousands

	Three Months Ended			Nine Months Ended	
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net Operating Income					
Same Store NOI	$ 224,290	$ 224,200	$ 220,152	$ 673,840	$ 661,809
Non-Same Store NOI	18,078	17,143	15,219	51,484	48,019
Total NOI	242,368	241,343	235,371	725,324	709,828
Depreciation and amortization	(124,549)	(122,925)	(117,928)	(368,218)	(374,285)
Property management expenses	(11,303)	(11,396)	(10,281)	(35,579)	(32,007)
General and administrative expenses	(6,380)	(9,211)	(8,361)	(25,723)	(30,735)
Merger and integration expenses	(1,878)	(2,826)	(4,130)	(8,503)	(14,498)
Interest expense	(44,650)	(43,585)	(39,940)	(129,140)	(115,005)
(Loss) gain on sale of depreciable real estate assets	(23)	2	58,844	(21)	59,045
Gain (loss) on sale of non-depreciable real estate assets	959	2,761	(6)	3,870	42
Other non-operating income	374	8,032	5,695	6,065	11,033
Income tax expense	(616)	(570)	(641)	(1,826)	(1,910)
Income from real estate joint venture	402	356	335	1,256	1,021
Net income attributable to noncontrolling interests	(1,913)	(2,174)	(4,249)	(5,888)	(7,600)
Dividends to MAA Series I preferred shareholders	(922)	(922)	(922)	(2,766)	(2,766)
Net income available for MAA common shareholders	$ 51,869	$ 58,885	$ 113,787	$ 158,851	$ 202,163

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RECONCILIATION OF NON - GAAP FINANCIAL MEASURES (1) Included in Other non - operating income on the Consolidated Statements of Operations 24 RECONCILIATION OF EBITDA, EBITDA re , ADJUSTED EBITDA re AND RECURRING ADJUSTED EBITDA re TO NET INCOME Dollars in thousands Three Months Ended Twelve Months Ended September 30, September 30, September 30, December 31, 2018 2017 2018 2017 Net income $ 54,704 $ 118,958 $ 295,513 $ 340,536 Depreciation and amortization 124,549 117,928 487,641 493,708 Interest expense 44,650 39,940 168,887 154,751 Income tax expense 616 641 2,535 2,619 EBITDA 224,519 277,467 954,576 991,614 Loss (gain) on sale of depreciable real estate assets 23 (58,844) (68,319) (127,385) Adjustments to reflect the Company's share of EBITDA re of unconsolidated affiliates 313 307 1,227 1,234 EBITDA re 224,855 218,930 887,484 865,463 Gain on debt extinguishment (1) — (828) (248) (3,196) Net casualty gain and other settlement proceeds (1) (841) (565) (1,524) (114) (Gain) loss on sale of non - depreciable assets (959) 6 (3,849) (21) Adjusted EBITDA re 223,055 217,543 881,863 862,132 Merger and integration expenses 1,878 4,130 13,995 19,990 Recurring Adjusted EBITDA re $ 224,933 $ 221,673 $ 895,858 $ 882,122

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 25 RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE Dollars in thousands As of September 30, December 31, 2018 2017 Unsecured notes payable $ 3,582,624 $ 3,525,765 Secured notes payable 921,399 976,292 Total debt 4,504,023 4,502,057 Cash and cash equivalents (46,139) (10,750) 1031(b) exchange proceeds included in Restricted cash — (47,668) Net Debt $ 4,457,884 $ 4,443,639 RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS Dollars in thousands As of September 30, December 31, 2018 2017 Total assets $ 11,418,987 $ 11,491,919 Accumulated depreciation 2,439,418 2,075,071 Gross Assets $ 13,858,405 $ 13,566,990

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 26 RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands As of September 30, December 31, 2018 2017 Real estate assets, net $ 11,196,041 $ 11,261,924 Accumulated depreciation 2,439,418 2,075,071 Cash and cash equivalents 46,139 10,750 1031(b) exchange proceeds included in Restricted cash — 47,668 Gross Real Estate Assets $ 13,681,598 $ 13,395,413

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Adjusted EBITDAre

For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, is composed of EBITDAre adjusted for net gain or loss on non-depreciable asset sales, insurance and other settlement proceeds, and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Adjusted Funds From Operations (AFFO)

AFFO is composed of FFO less recurring capital expenditures. In order to better align the classification of capital expenditures with business goals, certain capital expenditures related to commercial properties have been reclassified out of recurring capital expenditures for comparative purposes. AFFO should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control revenues, expenses and recurring capital expenditures.

EBITDA

For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

EBITDA*re*

For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA, as defined above, excluding the gain or loss on sale of depreciable asset sales and plus adjustments to reflect MAA's share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDAre is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Funds Available for Distribution (FAD)

FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

Funds From Operations (FFO)

FFO represents net income available for MAA common shareholders (computed in accordance with GAAP) excluding extraordinary items, asset impairment, gains or losses on disposition of real estate assets, plus net income attributable to noncontrolling interest, depreciation and amortization of real estate assets, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with the NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Assets

Gross Assets represents Total assets plus Accumulated depreciation and accumulated depreciation for Assets held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Real Estate Assets

Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and accumulated depreciation for Assets held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets, plus Cash and cash equivalents plus 1031(b) exchange proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Net Debt

Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes Net Debt is a helpful tool in evaluating its debt position.

Net Operating Income (NOI)

Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Recurring Adjusted EBITDAre

Recurring Adjusted EBITDAre represents Adjusted EBITDAre further adjusted to exclude certain items that are not considered part of MAA's core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDAre is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. MAA's definition of Recurring Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDAre. Recurring Adjusted EBITDAre should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance.

Same Store NOI

Same Store NOI represents total operating revenues less total property operating expenses, excluding depreciation, for all properties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

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DEFINITIONS OF OTHER KEY TERMS

Average Effective Rent per Unit

Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit.

Average Physical Occupancy

Average Physical Occupancy represents the average of the daily physical occupancy for the quarter.

Development Communities

Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio.

Lease-up Communities

New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days.

Non-Same Store Portfolio

Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, and communities that have undergone a significant casualty loss.

Same Store Portfolio

MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio.

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DEFINITIONS OF OTHER KEY TERMS Total Market Capitalization Total Market Capitalization equals the number of shares of common stock plus units not held by MAA at period end multiplied b y t he closing stock price at period end, plus total debt outstanding . Unencumbered NOI Unencumbered NOI represents NOI generated by our unencumbered assets (as defined in MAALP's bond covenants). 31